China Wind Energy Limited
F/K/A Ego Sign Investments Limited
(A Development Stage Company)

October 31, 2007

Index
Consolidated Balance Sheets	F–1
Consolidated Statements of Operations	F–2
Consolidated Statements of Cash Flows	F–3
Consolidated Statement of Stockholders’ Equity (Deficit)	F–4
Notes to the Consolidated Financial Statements	F–5

China Wind Energy Limited
F/K/A Ego Sign Investments Limited
(A Development Stage Company)
Consolidated Balance Sheets
(Expressed in US dollars)

	October 31,	July 31,
	2007	2007
	$	$

ASSETS
Current Assets
Cash and cash equivalents	45,418	1,278
Total Current Assets	45,418	1,278
Contract Security Deposit (Note 4)	19,971	19,796
Property and Equipment, Net	1,046	–
Total Assets	66,435	21,074

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accrued expenses (Note 5)	25,000	36,346
Other payable	1,065	–
Loan from shareholder (Note 6)	2,925	22,664
Total Liabilities	28,990	59,010

Stockholders’ Equity (Deficit)
Common stock, 10,000 shares authorized, par value of $0.13 (HK$1.00);
1 share issued and outstanding	1	1
Additional paid-in capital	100,000	100,000
Subscription receivable	–	(100,000)
Accumulated other comprehensive income (loss)	85	(120)
Deficit accumulated during the development stage	(62,641)	(37,817)
Total Stockholders’ Equity (Deficit)	37,445	(37,936)
Total Liabilities and Stockholders’ Equity (Deficit)	66,435	21,074

The accompanying notes form an integral part of these consolidated financial statements

China Wind Energy Limited
F/K/A Ego Sign Investments Limited
(A Development Stage Company)
Consolidated Statements of Operations
(Expressed in US dollars)

	Accumulated from		From
	November 27,	For the	November 27,
	2006	Three Months	2006
	(Date of Inception)	Ended	(Date of Inception)
	To October 31,	October 31,	To July 31,
	2007	2007	2007
	$	$	$

Expenses
Payroll	4,019	2,716	1,303
Professional fees	51,083	16,006	35,077
General and administrative	7,539	6,102	1,437
Total Expenses	62,641	24,824	37,817
Net Loss	(62,641)	(24,824)	(37,817)
Other Comprehensive Income (Loss)
Foreign currency translation	85	205	(120)
Comprehensive loss	(62,556)	(24,619)	(37,937)
Net Loss Per Share – Basic and Diluted		(24,824)	(37,817)
Weighted Average Shares Outstanding		1	1

The accompanying notes form an integral part of these consolidated financial statements

China Wind Energy Limited
F/K/A Ego Sign Investments Limited
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Expressed in US dollars)
	Accumulated from		From
	November 27,		November 27,
	2006	For the	2006
	(Date of Inception)	Three Months	(Date of Inception)
	To October 31,	Ended	To July 31
	2007	October 31,2007	2007
	$	$	$

Operating Activities
Net loss	(62,641)	(24,824)	(37,817)
Changes in operating assets and liabilities
Contract security deposit	(19,971)	(175)	(19,796)
Accrued expenses	25,000	(11,346)	36,346
Other payable	1,065	1,065	–
Net Cash Used in Operating Activities	(56,547)	(35,280)	(21,267)
Investing Activities
Property and equipment	(1,046)	(1,046)	–
Net Cash Used in Investing Activities	(1,046)	(1,046)	–
Financing Activities
Loan from shareholder	2,925	(19,739)	22,664
Proceeds from issuance of common stock	100,001	100,000	1
Net Cash Provided by Financing Activities	102,926	80,261	22,665
Increase In Cash and Cash Equivalents	45,333	43,935	1,398
Cash and Cash Equivalents, Beginning of Period	–	1,278	–
Effects of Foreign Exchange on Cash	85	205	(120)
Cash and Cash Equivalents, End of Period	45,418	45,418	1,278
Supplemental Disclosures
Interest paid	–	–	–
Income tax paid	–	–	–

The accompanying notes form an integral part of these consolidated financial statements

China Wind Energy Limited
F/K/A Ego Sign Investments Limited
(A Development Stage Company)
Consolidated Statements of Shareholders’ Equity (Deficit)
For the Period from November 27, 2006 (Date of Inception) to October 31, 2007
(Expressed in US dollars)

						Deficit
					Accumulated	Accumulated
			Additional		Other	During the
	Common		Paid-In	Subscription	Comprehensive	Development
	Stock	Amount	Capital	Receivable	Loss	Stage	Total
	#	$	$	$	$	$	$
Balance – November 27, 2006
(Date of Inception)	–	–	–	–	–	–	–
Issuance of common stock	1	1	100,000	(100,000)	–	–	1
Accumulated other
comprehensive loss	–	–	–	–	(120)	–	(120)
Net loss for the period	–	–	–	–	–	(37,817)	(37,817)
Balance – July 31, 2007	1	1	100,000	(100,000)	(120)	(37,817)	(37,936)
Subscriptions received	–	–	–	100,000	–	–	100,000
Accumulated other
comprehensive income	–	–	–	–	205	–	205
Net loss for the period	–	–	–	–	–	(24,824)	(24,824)
Balance – October 31, 2007	1	1	100,000	–	85	(62,641)	37,445

The accompanying notes form an integral part of these consolidated financial statements

1.	Organization and Business Background

China Wind Energy Limited ("China Wind" or the "Company") was incorporated on November 27, 2006 in Hong Kong as a limited liability company under the Companies Ordinance under the name Ego Sign Investments Limited. The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7. On February 9, 2007, the Company changed its name to China Wind Energy Limited. The Company has selected July 31 as its fiscal year end.

On April 17, 2007, the Company established a wholly owned subsidiary, Harbin Xinyue Wind Energy Limited ("Harbin Xinyue") in Harbin City, Heilongjiang Province, the People's Republic of China ("PRC"). Harbin Xinyue was incorporated under the Company Law of PRC as a limited liability company with registered capital of $100,000. Harbin Xinyue plans on becoming involved in the business of providing management services to wind energy device manufactures in PRC.

China Wind and Harbin Xinyue are hereafter referred to as the "Company".

The Company has not yet generated revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company plans on becoming involved in the business of providing management services to wind energy device manufactures in PRC. There is no assurance, however, that the Company will achieve its objectives or goals.

2.	Going Concern

As of October 31, 2007, the Company incurred an accumulated deficit of $62,641 since its inception. This factor raises substantial doubt about its ability to continue as a going concern. Recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken actions to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders' investment. Management believes that these actions will allow the Company to continue operations through the next fiscal year.

3. Summary of Significant Accounting Policies

a)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and are presented in U.S. dollars.

b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from these estimates.

c)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

d)	Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high- quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

e)	Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, accrued expenses, other payables, and loan from shareholder, approximates their fair value due to the relatively short-term nature of these instruments.

f)	Property and Equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values. Expenditure for maintenance and repairs is expensed as incurred.

g)	Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

3. Summary of Significant Accounting Policies (continued)

h)	Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectability is reasonably assured.

i)	Advertising Costs

Advertising costs will be expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs". The Company has not incurred any advertising costs since inception.

j)	Research and Development Costs

Research and development costs will be charged to expense as incurred. The Company has not incurred any research and development costs since inception.

k)	Translation of foreign currencies

The financial position and results of operations for the Company and its subsidiary are measured using a currency other than the U. S. dollar as their functional currency. Accordingly, all assets and liabilities for the Company and its subsidiary are translated into U.S. dollars at the current exchange rates as of the respective balance sheet date. Revenue and expense items are translated at the average exchange rates prevailing during the period. Cumulated gains and losses from the translation of the financial statements are reported as accumulated other comprehensive income (loss) in the shareholders' equity. Foreign exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved are included in operating results.

l)	Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

3. Summary of Significant Accounting Policies (continued)

m)	Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources.

n)	Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

o)	Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company currently operates in one principal business segment. Therefore, segment disclosure is not presented.

p)	Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There have been no potentially dilutive securities outstanding (options and warrants) since inception.

3.	Summary of Significant Accounting Policies (continued)

	q)	Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. The adoption of this statement did not have a material effect on the Company's reported financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of this statement did not have a material effect on the Company's reported financial position or results of operations.

3. Summary of Significant Accounting Policies (continued)

q)	Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years. Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year. The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively. The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The adoption of this statement did not have a material effect on the Company's reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of this statement did not have a material effect on the Company's reported financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of this statement did not have a material effect on the Company's reported financial position or results of operations.

4.	Contract Security Deposit

On July 15, 2007, the Company entered into a service contract with Harbin Lian Chuang Co., Ltd. ("Harbin Lian Chuang"), pursuant to which the Company provides management services to the wind energy device manufacture division of Harbin Lian Chuang July 15, 2006 through July 15, 2009. The Company paid $19,971 to Harbin Lian Chuang as contract security deposit.

5.	Accrued Expenses

Accrued expenses consist of the following:

	October 31,	July 31,
	2007	2007
	$	$
Payroll	–	1,346
Professional fees	25,000	35,000
	25,000	36,346

6.	Loan From Shareholder

Loan from a shareholder is a temporary short-term loan from the former sole shareholder of the Company. Man Ha financed the Company’s operation due to a lack of cash resources. Cash flow from this activity is classified as cash flow from financing activity. As at October 31, 2007, the Company owed Man Ha $2,925 (July 31, 2007 – $22,664).

7.	Common Stock

The Articles of Incorporation authorized the Company to issue 10,000 shares of common stock with a par value of $0.13 (HK$1.00). Upon formation of the Company, 1 share of common stock was issued. As at October 31, 2007, only one share has been issued, leaving 9,999 shares authorized, but not issued.

8.	Commitments and Contingencies

a)	The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

8. Commitments and Contingencies (continued)

b)	The Company plans on becoming involved in the business of providing management services to wind energy device manufacturers in PRC. On July 15, 2007, the Company entered into a service contract with Harbin Lian Chuang Co., Ltd. ("Harbin Lian Chuang"), pursuant to which the Company provides management services to the wind energy device manufacturing division of Harbin Lian Chuang July 15, 2006 through July 15, 2009. The management services fee is based on the revenue of the division. Harbin Lian Chuang is engaged in the business of manufacturing agriculture machinery and is developing a division of wind energy device manufacturing. Harbin Lian Chuang is the only client that the Company has engaged as of October 31, 2007.

Plan of Operation

The financial results summarized below are based on China Wind HK’s unaudited balance sheet as of October 31, 2007 and related audited statements of operations and retained earnings and statements of cash flows for the period from inception to October 31, 2007 and for the three months ending October 31, 2007. The following discussion also highlights the principal factors that have affected China Wind HK’s financial condition and results of operations as well as China Wind HK’s liquidity and capital resources for the periods described. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operation; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statement of assumptions underlying any of the foregoing. Such forward-looking statements are subject to inherent risks and uncertainties, and actual results could differ materially from those anticipated by the forward-looking statements.

Results of Operations for China Wind HK - Periods for the three months ending October 31, 2007 and from Inception on November 27, 2006 to October 31, 2007

Lack of Revenues. China Wind HK did not have any revenues for the three months ending October 31, 2007, or for the period from inception to October 31, 2007.

Liabilities. As of October 31, 2007, China Wind HK had total liabilities of $28,990 and assets of $66,435.

Professional Fees. China Wind HK’s professional fees for the three months ending October 31, 2007 were $16,006 and, for the period from inception to October 31, 2007 were $35,077.

General and Administrative Expenses. General and administrative expenses for China Wind HK for the three months ending October 31, 2007 were $6,102, and the period from inception to October 31, 2007 were $7,539.

Payroll Expenses. Payroll expenses for China Wind HK for the three months ending October 31, 2007 were $2,716, and the period from inception to October 31, 2007 were $4,019.

Net Loss. Net loss for China Wind HK for the period during the three months ending October 31, 2007 was $24,824, and from inception to October 31, 2007 was $62,641.

Plan of Operations

Overview

China Wind HK’s sole line of business is that of China Wind HK’s wholly owned subsidiary, Harbin XingYe Wind Energy Technology Limited (“XingYe”), which provides management consulting services to Harbin Lian Chuang Co., Ltd (“Lian Chuang”), a wind turbine blade manufacturing enterprise incorporated under the laws of the PRC with registered capital of US$11.6 million.  The principal business of Lian Chuang includes research and development, production and sales of wind turbine blade products.

Summary of the terms of our management consulting agreement with Lian Chuang

On July 15, 2007, XingYe and Lian Chuang entered into a management consulting agreement, pursuant to which Xing Ye agreed to oversee the management and operation of Lian Chuang’s business for a period of three years, from July 15, 2007 to July 14, 2010 (the “Management Agreement”). Lian Chuang is focused primarily on the production of turbine blades.

Pursuant to the agreement, Xing Ye provides services including recruiting and managing employees, implementing and meeting applicable quality control standards, and overseeing all aspects of turbine blade production by Lian Chuang. XingYe has been granted the usage rights, administration rights, operational rights and beneficial rights on all intangible and tangible assets of Lian Chuang’s turbine blade projects, including the right to receive all profits from the operation of Lian Chuang’s business during the term of the Management Agreement.  Lian Chuang will continue to oversee the financial aspect of operations and the purchase of any new assets or equipment is subject to the approval of Lian Chuang. For all intents and purposes, Xing Ye runs and manages Lian Chuang.

China Wind HK’s plan is to generate revenues primarily through the Management Agreement with Lian Chuang. We intend to continue the development of Lian Chuang’s business with the following strategies for Lian Chuang:

  Capitalizing on Lian Chuang’s competitive advantages of large local demand and technical support;
  Specializing in wind turbine blades using advanced techniques and high efficiency;
  Utilization of flexible materials and resins in blade manufacture, which are widely available;
  Designing specialized blades for European applications;
  Delivering innovative blade technology to Lian Chuang customers;
  Leveraging technology to improve Lian Chuang’s processes and systems to provide customers with performance based proprietary products;
  Achieving operating excellence through the raw material stage to delivery of the product;

  Taking advantage of Lian Chuang’s expertise and breadth of products that make it unique in serving the market; and
  Continuing to improve or remove underperforming and non-strategic assets from Lian Chuang’s business.

China Wind HK’s goal is to manage Lian Chuang to achieve the following sales:

  In 2008, 10 sets of blades
  In 2009, 15 sets of blades
  In 2010, 20 sets of blades
  In 2011, 40 sets of blades
  In 2012, 80 sets of blades

Liquidity and Capital Resources

As of October 31, 2007, China Wind HK had cash and cash equivalents of $45,418 and working capital of $37,445, comprised of current assets totaling $66,435, which includes cash and cash equivalents of $45,418, and $19,791 paid as a contract security deposit to Lian Chuang, and current liabilities totaling $28,990. The latter figure includes accrued expenses and other payables of $26,065 and a shareholder loan of $2,925.

China Wind HK raised a total of $80,261 for the period of three months ending October 31, 2007 and $102,926 from inception through October 31, 2007, from financing activities. $2,925 was raised from shareholder loans and $100,001 was raised for the issuance of one common share in China Wind HK’s stock.

We intend to derive revenues primarily through the Management Agreement with Lian Chuang.

Limited operating history; need for additional capital

There is limited historical financial information about us upon which to base an evaluation of China Wind HK’s performance. We are a development stage company and have generated no revenues. We cannot guarantee we will be successful in China Wind HK’s business operations. China Wind HK’s business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

China Wind HK has no assurance that future financing will be available to us on acceptable terms. Obtaining additional financing will be subject to a number of factors including market conditions, investor acceptance of China Wind HK’s business plan and investor sentiment. These factors may make the timing, amount, terms and conditions of additional financing unattractive or unavailable to us. If financing is not available on satisfactory terms, China Wind HK may be unable to continue, develop or expand China Wind HK’s operations. If China Wind HK is unable to raise additional financing, we will have to significantly reduce China Wind HK’s spending, delay or cancel planned activities or substantially change China Wind HK’s current corporate structure. In such an event, China Wind HK intends to implement expense reduction plans in a timely manner. However, these actions would have material adverse effects on China Wind HK’s business, revenues, operating results, and prospects, resulting in a possible failure of China Wind HK’s business. If China Wind HK raises funds through equity or convertible securities, China Wind HK’s existing stockholders may experience dilution and China Wind HK’s stock price may decline.

China Wind HK has incurred operating losses from its inception and they are dependent upon their ability to raise capital from stockholders or other resources to sustain operations. These factors raise substantial doubt about China Wind HK’s ability to continue as a going concern.

Known Material Trends and Uncertainties

As of July 31, 2007, we had no off balance sheet transactions that have or are reasonably likely to have a current or future effect on China Wind HK’s financial condition, changes in China Wind HK’s financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

In view of the uncertainties concerning China Wind HK’s continued existence as a going concern, management intends to take the following steps in the event that we are not able to raise sufficient funds to meet the needs of China Wind HK’s business plans:

  continue China Wind HK’s equity financing;
  negotiate with China Wind HK’s management and consultants to pay parts of salaries and fees with stock and stock options instead of cash; and

China Wind HK believes that the above discussion contains a number of forward-looking statements. China Wind HK’s actual results and China Wind HK’s actual plan of operations may differ materially from what is stated above. Factors which may cause China Wind HK’s actual results or China Wind HK’s actual plan of operations to vary include, among other things, decision of the Board of Directors not to pursue a specific course of action based on a re-assessment of the facts or new facts, or changes in general economic conditions.

Critical Accounting Policies and Estimates

The discussion and analysis of China Wind HK’s financial condition presented in this section is based upon the audited consolidated financial statements of China Wind HK, which have been prepared in accordance with the generally accepted accounting principles in the United States. During the preparation of the financial statements China Wind HK is required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, China Wind HK evaluates its estimates and judgments, including those related to sales, returns, pricing concessions, bad debts, inventories, investments, fixed assets, intangible assets, income taxes and other contingencies. China Wind HK bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions.

Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC’s Release No. 33-8040, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” China Wind identified the most critical accounting principals upon which its financial status depends. China Wind HK determined that those critical accounting principles are related to the translation of foreign currencies and related parties. China Wind HK presents these accounting policies in the relevant sections in this management’s discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

Translation of Foreign Currencies. The financial position and results of operations for China Wind HK and its subsidiary are measured using a currency other than the U. S. dollar as their functional currency. Accordingly, all assets and liabilities for the Company and its subsidiary are translated into U.S. dollars at the current exchange rates as of the respective balance sheet date. Revenue and expense items are translated at the average exchange rates prevailing during the period. Cumulated gains and losses from the translation of the financial statements are reported as accumulated other comprehensive income (loss) in the shareholders' equity. Foreign exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved are included in operating results.

Related Parties. For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Controls and Procedures

China Wind HK’s Chief Executive Officer and Chief Financial Officer evaluated China Wind HK’s “disclosure controls and procedures” (as defined in Rule 13a-14 (c) of the Securities Exchange Act of 1934 (the “Exchange Act”) as of a date within 90 days before the filing date of this report and has concluded that as of the evaluation date, China Wind HK’s disclosure controls and procedures are effective to ensure that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Changes in internal controls

Subsequent to the date of their evaluation, there were no significant changes in China Wind HK’s internal controls over financial reporting or in other factors that could significantly affect these controls. There were no significant deficiencies or material weaknesses in China Wind HK’s internal controls so no corrective actions were taken.

OTHER INFORMATION

LEGAL PROCEEDINGS:

Management is not aware of any legal proceedings contemplated by any governmental authority or any other party against us. None of our directors, officers or affiliates are (i) a party adverse to us in any legal proceedings, or (ii) have an adverse interest to us in any legal proceedings. Management is not aware of any other legal proceedings that have been threatened against us.

UNREGISTERED SALES OF EQUITY SECURITIES:

None.

DEFAULTS UPON SENIOR SECURITIES:

None.

SUBMISSION OF MATTERS TO A VOTE SECURITY HOLDERS:

None.

OTHER INFORMATION

None.